                                                              EXHIBIT (10)(a)

                             ----------------------
                                      BAKER
                                        &
                                  HOSTETLER LLP
                                  -------------
                               COUNSELLORS AT LAW

--------------------------------------------------------------------------------
 Capitol Square, Suite 2100 o 65 East State Street o Columbus, Ohio 43215-4260
                                o (614) 228-1541



                                January 20, 1998


The Sessions Group
3435 Stelzer Road
Columbus, Ohio 43219

         Subject:          The Sessions Group -- Post-Effective Amendment No.
                           45 to Registration Statement on Form N-1A, File No. 33-21489, filed under the Securities Act of 1933, as amended, and Amendment No. 47 to Registration Statement on Form N-1A, File No. 811-5545, filed under the Investment Company Act of 1940, as amended (the "Amendment")
                           -------------------------

Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of The KeyPremier Emerging Growth Fund, one separate investment portfolio of The Sessions Group, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                                 Very truly yours,



                                                 BAKER & HOSTETLER LLP